Exhibit 10.6(B)

Stock Incentive Plan

Adopted August 16, 2004

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

ONCOMED PHARMACEUTICALS, INC.

STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

OncoMed Pharmaceuticals, Inc. (the “Company”), hereby grants an Option to purchase shares of its Class A Common Stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s Stock Incentive Plan (the “Plan”).

Date of Grant:

Name of Optionee:

Optionee’s Social Security Number:

Number of Shares Covered by Option:

Exercise Price per Share: $

[must be at least 100% fair market value on Date of Grant]

Vesting Start Date:

Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

Check here if this is the first Option grant made by the Company to an Optionee (an “Initial Grant”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:
(Signature)
Company:
(Signature)
Title:

Stock Incentive Plan

Adopted August 16, 2004

ONCOMED PHARMACEUTICALS, INC.

Stock Incentive Plan

INCENTIVE STOCK OPTION AGREEMENT

Incentive Stock Option	This Option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

Your Option vests over a five-year period as follows: Your Option will vest with respect to 1/60 of the Shares (rounded to the nearest whole share) subject to the Option for each full calendar month of Service from the Vesting Start Date as shown on the cover sheet; however, if this is an Initial Grant as indicated on the cover sheet, no part of your Option will vest until you have performed twelve months of Service from the Vesting Start Date and, upon completion of twelve months of Service from the Vesting Start Date, your Option will vest with respect to 1/5 of the Shares and will vest with respect to 1/60 of the Shares subject to the Option for each full calendar month of Service thereafter. If your Service has terminated for any reason, vesting of your Option immediately stops.

If you are an exempt employee for purposes of state and federal wage and hour laws, you may exercise the Option at any time prior to vesting. If you are a non-exempt employee, you may not exercise the Option until at least six months after the Date of Grant. In the case of an early exercise prior to vesting, the Shares that you purchase upon exercise of your Option will vest according to the schedule described above and will be subject to the Company’s right to repurchase any unvested shares at the original exercise price if your Service terminates. If you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within 30 days of the date you exercise.

Term	Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination	If your Service terminates for any reason except death or Disability, your Option will expire at the close of business at Company

Stock Incentive Plan

Adopted August 16, 2004

headquarters on the 90th day after your termination date. During that 90-day period, you may exercise that portion of your Option that was vested on your termination date.

Death	If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of death.

Disability

If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you return to active work immediately, or within the time guaranteed by law or by a contract. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise	When you wish to exercise this Option, you must execute Exhibit A (and, if exercise is prior to vesting, you must also execute Exhibits B and D). Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Stock Incentive Plan

Adopted August 16, 2004

Form of Payment

When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

•       Your personal check, a cashier’s check or a money order.

•       Shares which you have owned for at least six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

•       To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Board) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

•       Any other form of legal consideration approved by the Board.

Withholding Taxes	You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Exercise and Resale

By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. The Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an

Stock Incentive Plan

Adopted August 16, 2004

exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal

By signing this Agreement you agree to be bound by that certain Right of First Refusal and Co-Sale Agreement, dated August 19, 2004, by and among the Company, the holders of the Company’s Common Stock and capital stock listed on Exhibits A and B, respectively, as it may be amended from time to time (the “Co-Sale Agreement”), and that certain Voting Agreement, dated August 19, 2004, by and among the Company, the holders of the Company’s Series A and A-1 Preferred Stock and Class A Common Stock listed on Exhibits A and B, respectively, as it may be amended from time to time (the “Voting Agreement”). In the event that the provisions of the Co-Sale Agreement are held to be invalid or unenforceable under applicable law as to any of the Shares acquired under this Agreement, then the following shall be applicable to any such Shares:

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of the transferee to purchase the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company’s Rights of First Refusal shall be freely assignable, in whole or in part.

If the Company or its assignees fail to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares

Stock Incentive Plan

Adopted August 16, 2004

subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares. The Company’s Right of First Refusal shall terminate upon the consummation of the initial public offering of the Company’s Common Stock.

Transfer of Option

Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights	Neither you, nor your estate or heirs, have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following

Stock Incentive Plan

Adopted August 16, 2004

legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this

Stock Incentive Plan

Adopted August 16, 2004

Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Exhibit A and that you can and hereby do make the same representations with respect to the grant of this Option.

Stock Incentive Plan

Adopted August 16, 2004

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

ONCOMED PHARMACEUTICALS, INC.

STOCK INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OncoMed Pharmaceuticals, Inc. (the “Company”), hereby grants an Option to purchase shares of its Class A Common Stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s Stock Incentive Plan (the “Plan”).

Date of Grant:

Name of Optionee:

Optionee’s Social Security Number:

Number of Shares Covered by Option:

Exercise Price per Share: $

Vesting Start Date:

Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

Check here if this is the first Option grant made by the Company to an Optionee (an “Initial Grant”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:
(Signature)
Company:
(Signature)
Title:

Stock Incentive Plan

Adopted August 16, 2004

ONCOMED PHARMACEUTICALS, INC.

STOCK INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Nonstatutory Stock Option	This Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

Your Option vests over a five-year period as follows: Your Option will vest with respect to 1/60 of the Shares (rounded to the nearest whole share) subject to the Option for each full calendar month of Service from the Vesting Start Date as shown on the cover sheet; however, if this is an Initial Grant as indicated on the cover sheet, no part of your Option will vest until you have performed twelve months of Service from the Vesting Start Date and, upon completion of twelve months of Service from the Vesting Start Date, your Option will vest with respect to 1/5 of the Shares and will vest with respect to 1/60 of the Shares subject to the Option for each full calendar month of Service thereafter. If your Service has terminated for any reason, vesting of your Option immediately stops.

You should note that you may exercise the Option prior to vesting. In that case, the Shares that you purchase upon exercise of your Option will be subject to the Company’s right to repurchase any unvested shares at the original exercise price if your Service terminates. The shares will vest according to the schedule described above. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within 30 days of the date you exercise.

Term	Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination	If your Service terminates for any reason except death or Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date. During such 90-day period, you may exercise that portion of your Option that was vested on your termination date.

Death	If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date

Stock Incentive Plan

Adopted August 16, 2004

six months after the date of death. During that six-month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on your date of death.

Disability

If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you return to Service immediately or within the time guaranteed by law or by contract. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise	When you wish to exercise this Option, you must execute Exhibit A (and if exercise is prior to vesting you must also execute Exhibits B and D). Your Exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

•        Your personal check, a cashier’s check or a money order.

•        Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

Stock Incentive Plan

Adopted August 16, 2004

•        To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Board) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

•        Any other form of legal consideration approved by the Board.

Withholding Taxes	You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Exercise and Resale

By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. The Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal	By signing this Agreement you agree to be bound by that certain Right of First Refusal and Co-Sale Agreement, dated August 19, 2004, by and among the Company, the holders of the Company’s Common Stock and capital stock listed on Exhibits A and B, respectively, as it may be amended from time to time (the “Co-Sale

Stock Incentive Plan

Adopted August 16, 2004

Agreement”), and that certain Voting Agreement, dated August 19, 2004, by and among the Company, the holders of the Company’s Series A and A-1 Preferred Stock and Class A Common Stock listed on Exhibits A and B, respectively, as it may be amended from time to time (the “Voting Agreement”). In the event that the provisions of the Co-Sale Agreement are held to be invalid or unenforceable under applicable law as to any of the Shares acquired under this Agreement, then the following shall be applicable to any such Shares:

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company’s Right of First Refusal shall be freely assignable, in whole or in part.

If the Company or its assignees fail to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the

Stock Incentive Plan

Adopted August 16, 2004

Shares. The Company’s Right of First Refusal shall terminate upon the consummation of the initial public offering of the Company’s Common Stock.

Transfer of Option

Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights	Neither you, nor your estate or heirs, have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST

Stock Incentive Plan

Adopted August 16, 2004

REFUSAL TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Exhibit A and that you can and hereby do make the same representations with respect to the grant of this Option.

EXHIBIT A

(to be attached to an

option agreement,

either ISO or NSO)

OncoMed Pharmaceuticals, Inc.

Notice of Exercise and

Common Stock Purchase Agreement

THIS AGREEMENT is dated as of             ,         , between OncoMed Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and             (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and Purchaser are parties to that certain             Incentive             Nonstatutory Stock Option Agreement dated as of             ,             (the “Option Agreement”) pursuant to which the Company has given to purchaser the right to purchase up to             shares of its Class A Common Stock (the “Option Shares”)

WHEREAS, the Option has vested (become exercisable) with respect to             of the Option Shares (the “Vested Shares”) as of the date hereof.

WHEREAS, the Company desires to issue and Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the OncoMed Pharmaceuticals, Inc. Stock Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1. PURCHASE OF SHARES.

(a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser             shares of its Class A Common Stock (the “Stock”) for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier’s check or money order or, if permitted by the Option Agreement, as follows:             . At the Closing (as defined below), payment will be delivered by Purchaser to the Company and in exchange therefor, except as provided in Section 5 below, the Company will deliver to Purchaser a certificate representing the Stock.

(b) The closing hereunder (the “Closing”) shall occur at the offices of the Company on             ,             , or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2. REPURCHASE OPTION.

All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the “Repurchase Option Stock”) shall be subject to the following option (the “Repurchase Option”):

(a) In the event the Purchaser ceases to be an employee of the Company for any reason, with or without cause, the Company may exercise the Repurchase Option.

(b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within 90 days after the termination of Purchaser’s Services to purchase from the Purchaser all shares of Repurchase Option Stock which have not vested in accordance with such schedule. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement (the “Option Price”). The purchase price shall be paid by certified or cashier’s check or by cancellation of any indebtedness of Purchaser to the Company.

(c) Nothing in this Agreement shall be construed as a right by Purchaser to be employed by Company, or a parent or subsidiary of Company.

SECTION 3. EXERCISE OF REPURCHASE OPTION.

The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.

SECTION 4. WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE OPTION.

If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, prior to the expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5. ESCROW OF SHARES.

(a) As security for Purchaser’s faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser’s shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Repurchase Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

(b) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety days after cessation of Purchaser’s employment with the Company, the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION 6. ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

(a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

(b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Repurchase Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Repurchase Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION 7. THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 8. PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9. TRANSFER BY PURCHASER TO CERTAIN TRUSTS.

Purchaser shall have the right to transfer all or any portion of Purchaser’s interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser’s spouse or Purchaser’s children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.

SECTION 10. LEGEND OF SHARES.

All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION 11. PURCHASER’S INVESTMENT REPRESENTATIONS.

(a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

(b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

(d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporations Code §25102(o) or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 12. ASSISTANCE TO PURCHASER UNDER RULE 144.

The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 13. NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.

The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 14. RIGHTS OF PURCHASER.

Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION 15. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 16. NOTICE.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days’ advance written notice to the other party hereto.

SECTION 17. SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18. APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 19. NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA

CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 20. NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 21. ENTIRE AGREEMENT.

This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ONCOMED PHARMACEUTICALS, INC.	PURCHASER

By

Name:

Title:

EXHIBIT B

Joint Escrow Instructions

            ,

[Name and Title of Escrow Agent]

OncoMed Pharmaceuticals, Inc.

[Address]

Dear Sir or Madam:

As Escrow Agent for both OncoMed Pharmaceuticals, Inc. (the “Company”), and             (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option Agreement dated as of             ,             (“Option Agreement”), in accordance with the following instructions:

1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier’s check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be [title of Escrow Agent] of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be governed by and construed in accordance with the laws of the State of California (irrespective of its choice of law provisions).

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

ONCOMED PHARMACEUTICALS, INC.

By

ESCROW AGENT:	PURCHASER:

[Name]
[Title]

EXHIBIT C

Acknowledgment of and Agreement to be Bound

By the Stock Option Agreement and Common Stock Purchase Agreement of

OncoMed Pharmaceuticals, Inc.

The undersigned, as transferee of shares of OncoMed Pharmaceuticals, Inc., hereby acknowledges that he or she has read and reviewed the terms of the Stock Option Agreement and Common Stock Purchase Agreement of OncoMed Pharmaceuticals, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:                     .

By

EXHIBIT D

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED             hereby sells, assigns and transfers unto             (            ) shares of the Class A Common Stock of OncoMed Pharmaceuticals, Inc., a Delaware corporation (the “Company”), standing in             name on the books of the Company represented by Certificate No.             herewith and hereby irrevocably constitutes and appoints             Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:                     .

NOTICE TO EMPLOYEES AND CONSULTANTS

WHO PURCHASE COMPANY STOCK

RE: INTERNAL REVENUE CODE SECTION 83(b) ELECTIONS

This memorandum briefly describes certain aspects of Internal Revenue Code section 83 and section 83(b) elections as they exist under current law. The following is a general summary of the tax consequences of section 83(b) elections for your information. This summary does not cover the income tax or alternative minimum tax consequences of the exercise of incentive stock options or the sale of shares purchased upon exercise of an incentive stock option.

The effect of making a section 83(b) election is that it permits the employee or consultant to include in his or her gross income, in his or her taxable year in which unvested shares (shares subject to a repurchase agreement) are transferred, the excess, if any, of (i) the fair market value of such shares at the time of transfer (determined without regard to restrictions other than those which will never lapse), over (ii) the amount (if any) paid for such shares. By making the election, subsequent appreciation in the value of the shares generally will be taxed as a capital gain, rather than as compensation, and, so long as the shares are held for more than one year before being disposed of, taxed at a lower maximum tax rate. Also, appreciation prior to vesting will not be taxed until the shares are sold. Finally, such subsequent appreciation may be deferred if transfer occurs in a tax-free reorganization or may go untaxed altogether if a stepped-up basis results from transfer by reason of death. However, if the shares are forfeited, the employee or consultant who made the election can only deduct a loss to the extent the amount received (if any) on forfeiture is less than the amount paid (if any) for such shares. Such an employee or consultant will be precluded from recovering the tax paid with respect to any reported compensation income reported as a result of the prior Section 83(b) election. Moreover, any loss recognized will generally be a capital loss which can only offset capital gains plus $3,000 of ordinary income ($1,500 in the case of married individuals filing a separate return).

In the absence of an election, the employee or consultant who receives unvested shares does not recognize any income until such shares vest. In the taxable year in which any shares vest, the employee or consultant will recognize compensation income equal to the excess, if any, of (i) the fair market value of the vested shares on the vesting date, over (ii) the amount (if any) paid for such shares. If the shares are forfeited the employee or consultant will recognize ordinary loss to the extent the amount received (if any) on forfeiture is less than the amount paid for such shares.

The election under section 83(b) must be made not later than 30 days after the date of transfer of the shares to the employee or consultant. Elections are irrevocable, and the IRS will not allow late elections. The election is to be filed with the Internal Revenue Service Center with which the employee or consultant files his or her return. An election under section 83(b) for federal tax purposes is also deemed to cause a similar election for California tax purposes. No filing is required to be made with the California Franchise Tax Board at the time of the transfer if similar treatment under California and federal tax law is desired. Consultants or employees located outside California should seek local tax advice.

Each filing should be made within the 30-day period referred to above by sending the signed election to the IRS Service Center at which the employee or consultant expects to file his or her tax return by certified mail with the sender’s receipt postmarked at the time of mailing. Also, one copy of the election must be filed with the Company. Finally, one copy of the election must be submitted with the employee’s federal and California income tax returns for the taxable year in which the shares are transferred. Although the election must be made within 30 days of the date of transfer of the shares pursuant to the purchaser’s purchase agreement, the tax, if any, arising out of the election need not be paid until the employee or consultant files his or her tax return for the tax year of transfer (except to the extent that withholding taxes or estimated taxes are payable).

Please note that item 8 of the 83(b) election is the per share fair market value which must be determined by the Company’s board of directors.

THE TAX LAWS ARE COMPLICATED AND SUBJECT TO FREQUENT CHANGE, AND EACH INDIVIDUAL’S FINANCIAL SITUATION IS DIFFERENT. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR BEFORE EXERCISING YOUR OPTIONS AND MAKING ANY 83(b) ELECTIONS.

Rev. August 2004

Internal Revenue Service Center	Election Under Section 83(b) of the Internal Revenue Code of 1986

Gentlemen: I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1. Name:

2. Address:

3. Social Security Number:             -        -

4. Tax Year of Election: Calendar Year of             .

5. Description of Property:             shares of Class A Common Stock in OncoMed Pharmaceuticals, Inc., a Delaware corporation.

6. Date of Property Transfer:

7. Nature of Property Restrictions: Property is subject to OncoMed Pharmaceuticals, Inc.’s right to repurchase the stock at the undersigned’s original purchase price if the undersigned ceases to be associated with OncoMed Pharmaceuticals, Inc., which right will generally lapse ratably over a five-year period.

8. Fair Market Value at the Time of Transfer: $            per share for an aggregate of $            . The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $            per share for an aggregate of $            .

10. A copy of this election has been furnished to OncoMed Pharmaceuticals, Inc., the person for whom the services are performed.

Sincerely,

Name	Date